Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA
NUMBER SHARES
PROVECTUS
PHARMACEUTICALS, INC.
AUTHORIZED COMMON STOCK: 150,000,000 SHARES
PAR VALUE: $0.001
CUSIP 74373F 10 0
THIS CERTIFIES THAT
IS THE RECORD HOLDER OF
Shares of Provectus Pharmaceuticals, Inc. Common Stock
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.
CERTIFICATE OF STOCK
Dated:
CHIEF FINANCIAL OFFICER AND CHIEF OPERATING OFFICER
PROVECTUS PHARMACEUTICALS, INC.
CORPORATE
Seal
NEVADA
PRESIDENT
COUNTERSIGNED AND REGISTERED:
StockTrans, a Broadridge Company.
44 W. LANCASTER AVENUE
ARDMORE, PA 19003
BY
TRANSFER AGENT
AND REGISTRAR
AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of
survivorship and not as tenants in common
UNIF GIFT MIN ACT– Custodian
(Cust) (Minor)
under Uniform Gifts to Minors Act
(State)
UNIF TRANS MIN ACT– Custodian
(Cust) (Minor)
under Uniform Transfers to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
FOR VALUE RECEIVED, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFICATION NUMBER OF ASSIGNEE
Please print or typewrite name and address including postal zip code of assignee
Shares of the Common Stock evidenced by this Certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
DATED
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.